Exhibit 10.16

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT NO. 4 TO LOAN AND SECURITY

AGREEMENT (this “Amendment”) is made and dated as of September 20, 2024 (the “Third Amendment Date”) and is entered into by and among PINEAPPLE ENERGY LLC (“PE LLC”), a Delaware limited liability company, for itself and on behalf of any Subsidiary, PINEAPPLE ENERGY INC. (PE Inc.”), a Minnesota corporation, for itself and on behalf of any Subsidiary, and each other Person that has delivered a Joinder Agreement pursuant to Section 7.12 or otherwise from time to time party hereto (together with PE LLC and PE Inc., individually or collectively, as the context may require “Borrower”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as Lender (“Lender”) and as administrative agent and collateral agent for itself and the Lender (in such capacity, “Agent”).

RECITALS

A. PE LLC, PE Inc. and Lender are parties to that certain Loan and Security Agreement, dated as of December 11, 2020 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

B. Borrower has requested that the Lender and Agent consent to waive the payment of outstanding principal due and payable on October 1, 2024 pursuant to Section 2.1(c) of the Loan Agreement (the “October 2024 Amortization Payment”); and

C. Lender and Agent are willing to consent to waive the October 2024 Amortization Payment. and to modify and amend certain terms and conditions of the Loan Agreement, subject to the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, Agent and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

2. Consent to Waive Amortization Payment on October 1, 2024. Notwithstanding anything to the contrary set forth in the Loan Agreement and subject to the terms and conditions set forth herein, Agent and Lender hereby consent, effective as of the date hereof and subject to the conditions precedent specified under Section 8 hereof, to waive the October 2024 Amortization Payment. For the avoidance of doubt, Borrower shall (i) make payment of monthly interest due and payable on October 1, 2024, and (ii) resume making monthly payment of principal on November 1, 2024, in each case, pursuant to Section 2.1(c) of the Loan Agreement.

3.	Borrower’s Representations and Warranties. Borrower represents and warrants that:

(a) Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender.

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

(c) The articles of organization, limited liability company agreement or certificate of incorporation (applicable), bylaws or operating agreement (as applicable) and other organizational documents of Borrower delivered to Lender on the Closing Date or any other date prior to the Third Amendment Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

(d) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

(e) This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

4. Agent’s and Lender’s Representation and Warranty. Immediately upon giving effect to this Amendment, to their actual knowledge, Agent and Lender represent and warrant that no Event of Default is existing or continuing nor has any other event occurred and is continuing which would be an Event of Default but for the passage of time.

5. Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Agreement merge into this Amendment and the Loan Agreement.

6. Prior Agreement. The Loan Agreement is hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Agreement. In the event of any conflict or inconsistency between this Amendment and the Loan Agreement, the terms of this Amendment shall be controlling, but the Loan Agreement shall not otherwise be affected or the rights therein impaired. The amendments in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term of the Loan Agreement, or (b) otherwise prejudice any right or remedy which Lender or Agent may now have, or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein.

7. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

(a) Representations and Warranties; No Event of Default. Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender.

(b) This Amendment. Agent shall have received this Amendment, executed by Agent, Lender and Borrower.

(c) Receipt of MBB/Conduit Loan Proceeds. Borrower has provided evidence reasonably satisfactory to Agent that Borrower has received cash proceeds in an amount not less than

$300,000 in the aggregate from (i) MBB Energy, LLC (“MBB”) pursuant to Section 2.01(b) of the Secured Credit Agreement dated July 22, 2024 by and between PE Inc. and MBB, and (ii) Conduit Capital U.S. Holdings (“Conduit”) pursuant to Section 2.01(b) of the Secured Credit Agreement dated July 22, 2024 by and between PE Inc. and Conduit. For the avoidance of doubt, such $300,000 amount as required in the previous sentence shall not include any loan proceeds received from MBB or Conduit prior to September 13, 2024.

(d) Amendment to Decathlon Financing. Agent shall have received a duly executed amendment to the Decathlon Financing to waive the payment of principal and interest due thereunder for the month of September 2024 in form and substance reasonably satisfactory to Agent.

9. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

10. Binding Effect. This Amendment shall inure to the benefit of the and be binding on the Borrower and its permitted assigns (if any).

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Lender and Agent have duly executed and delivered this Consent and Amendment to Loan and Security Agreement as of the day and year first above written.

BORROWER:

PINEAPPLE ENERGY LLC,

a Delaware limited liability company

Signature: /s/ Scott Maskin
Print Name:  Scott Maskin
Title:  Interim Chief Executive Officer

PINEAPPLE ENERGY INC.,
a Minnesota corporation

Signature: /s/ Scott Maskin
Print Name:  Scott Maskin
Title:  Interim Chief Executive Officer

Accepted in San Mateo, California:

AGENT:

HERCULES CAPITAL, INC. Signature: /s/ Zhuo Huang Print Name: Zhuo Huang Title: Associate General Counsel LENDER:

HERCULES CAPITAL, INC. Signature: /s/ Zhuo Huang Print Name: Zhuo Huang Title: Associate General Counsel